                                                                    EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-8 (Commission File No. 333-94615) of our report dated March 31, 2000 appearing on page F-2 of the EMB Corporation Annual Report on Form 10-KSB for the year ended September 30, 1999.

                                      /s/ MCKENNON, WILSON & MORGAN, LLP.
                                      -----------------------------------
Irvine, California
April 10, 2000